PACE Select

March 11, 2011

PACE® Select Advisors Trust
PACE® Money Market Investments

Supplement to the Statement of
Additional Information ("SAI")
Dated November 28, 2010

Dear Investor:

The purpose of this supplement is to provide you with information regarding the intention of PACE Money Market Investments (the "Fund"), a separate series of PACE Select Advisors Trust, to invest to a limited degree in Rule 2a-7 eligible tax-exempt instruments when the Fund's investment advisor, UBS Global Asset Management (Americas) Inc., believes such investments provide attractive investment opportunities (for example, indirect exposure to certain high quality banks that provide letters of credit or other enhancements to those tax-exempt instruments).

Investments in municipal securities are subject to interest rate, credit and illiquidity risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund. Municipalities continue to experience difficulties in the current economic environment.

Investment in such tax-exempt instruments is currently permitted under the Fund's investment policies; however, the Fund has not historically made investments in such instruments.

As a result of this, the SAI is hereby revised as follows:

The following is added at the end of the second paragraph in the section captioned "The funds and their investment policies—PACE Money Market Investments" on page 3 of the SAI:

The fund may invest up to 5% of its net assets in investments the income from which is exempt from federal income tax.

ZS462

The following is added following the last paragraph in the section captioned "Taxes" on page 247 of the SAI:

Information about PACE Money Market Investments. Dividends paid by the PACE Money Market Investments will not qualify as "exempt-interest dividends," and will not be excludable from gross income by its shareholders, because the fund will not invest at least 50% of the value of its total assets in securities the interest on which is excludable from gross income.

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.